FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 13, 2006

VoIP, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-28985	75-2785941
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330

(Address of principal execute offices, including zip code)

(954) 434-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 13, 2006, VoIP, Inc. (the “Company”) issued a press release announcing the initial results of its company-wide initiative to both improve margins and focus resources on areas of opportunity for the Company. Such press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be “filed”, with the SEC. Such exhibit shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

 Item 9.01. Financial Exhibits, Pro Forma Financial Information and Exhibits.

Exhibits

99.1 Press Release.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOIP, INC.

By:	/s/ Gary Post
Gary Post, President

Dated: June 13, 2006